Exhibit 99.6

Amendment No. 3 to the Amended and Restated Asset Sale Agreement

This Amendment No. 3 (“Amendment No. 3”), dated as of the 15th day of March 2010, to the Amended and Restated Asset Sale Agreement (the “Agreement”), dated as of November 24, 2009, as amended from time to time, by and among Nortel Networks Corporation, a corporation organized under the laws of Canada (“NNC”), Nortel Networks Limited, a corporation organized under the laws of Canada (“NNL”), Nortel Networks Inc., a corporation organized under the laws of Delaware (“NNI” and, together with NNC and NNL, the “Main Sellers”), and the other entities identified therein as Sellers, and Ciena Corporation, a corporation organized under the laws of Delaware (the “Purchaser”). Unless otherwise specified, capitalized terms used herein and not defined shall have the meaning set forth in the Agreement.

WHEREAS, pursuant to the Agreement, among other things, the Main Sellers and the Purchaser have agreed in Section 5.28 of the Agreement to certain covenants in respect of Transition Services (as defined in Section 5.28 of the Sellers Disclosure Schedule) to be provided under the Transition Services Agreement;

WHEREAS, Section 5.28 of the Sellers Disclosure Schedule sets out certain milestones to be achieved by the TSA Sellers and the Purchaser in connection with the provision of such Transition Services;

WHEREAS, each of the TSA Sellers and the Purchaser agree that additional time is appropriate and that the deadlines to achieve certain of the above-mentioned milestones should be extended;

WHEREAS, Exhibit Y to the Agreement (Real Estate Terms and Conditions) (“RETC”) sets forth the terms by which real property leases and licenses will be entered into between the Parties on Closing and includes certain deadlines in connection therewith and a list of properties subject only to short term licenses;

WHEREAS, the Sellers and the Purchaser agree that the Closing will occur no earlier than March 19, 2010;

WHEREAS, the Sellers and the Purchaser agree that additional time is appropriate in respect of certain deadlines set out in the RETC and desire to amend the list of properties subject only to short term licenses;

WHEREAS, the Sellers and the Purchaser agree that additional time is appropriate in respect of certain other pre-Closing deliverable deadlines set out in the Agreement;

WHEREAS, Section 5.25 of the Agreement contemplates the negotiation and execution of certain Ancillary Agreements in connection with the Closing;

WHEREAS, the Sellers and the Purchaser agree that no further work remains to be completed under the EFA Development Agreement and, as such, negotiation and execution of such agreement should not be a covenant or Closing condition;

WHEREAS, the Agreement provides that the Sellers shall use commercially reasonable efforts to prepare and furnish the Purchaser with the Unaudited September 30, 2008 Financial Statements, if required, and that delivery of same shall be a Closing condition;

WHEREAS, the Parties agree that the Unaudited September 30, 2008 Financial Statements are not required and the Purchaser agrees to waive delivery of the Unaudited September 30, 2008 Financial Statements as a Closing condition;

WHEREAS, so long as (x) the Closing Date occurs on or prior to March 31, 2010 and (y) the Sellers deliver to the Purchaser the Audited Financial Statements as of, and for the nine (9) month period ended September 30, 2009 (the “September Audited Financial Statements”) at least five (5) days prior to the Closing Date, the Purchaser agrees to waive the condition to Closing that Sellers shall have delivered the Audited Financial Statements as of, and for the twelve (12) month period ended, December 31, 2009 (collectively, the “FY09 Audited Financial Statements”), and the Sellers agree (i) to provide the FY09 Audited Financial Statements as promptly as practicable following the Closing, and (ii) that an amount shall be held in escrow pursuant to the terms of this Amendment No. 3 and the Escrow Agreement to secure the delivery of the FY09 Audited Financial Statements;

WHEREAS, Section 6.5(b) of the Agreement addresses the treatment of Restricted Technical Records on or prior to Closing;

WHEREAS, the Sellers and the Purchaser agree that such treatment shall not be mandatory but will be voluntary at the option of the Sellers;

WHEREAS, the Sellers and the Purchaser agree to amend certain other provisions of the Agreement as set forth herein; and

WHEREAS, pursuant to Section 11.4 of the Agreement, the Parties desire to amend certain provisions of the Agreement, including Exhibits P and Y to the Agreement and Section 5.28 of the Sellers Disclosure Schedule, as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good, valuable and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Section 5.28(l)(i) of the Sellers Disclosure Schedule is hereby deleted in its entirety and replaced with the following:

“On or before March 12, 2010, the Parties will jointly conduct the test procedures outlined in the Testing Protocols (the “Test”), and the TSA Sellers shall provide the Purchaser with such access as is reasonably required to determine whether First Day Ready has been achieved. As promptly as reasonably practicable but in no event later than March 12, 2010, the Purchaser, acting reasonably and with good faith, shall either (i)

make a determination that First Day Ready has been achieved in which event it shall so certify in writing; or (ii) advise the TSA Sellers in writing that it disagrees that First Day Ready has been achieved and provide the TSA Sellers with the Deficiency List showing a First Day Default.”

2.	In Section 5.28(l)(iv) of the Sellers Disclosure Schedule, all references to “March 22, 2010” are hereby deleted and replaced with “March 29, 2010”, all references to “April 8, 2010” are hereby deleted and replaced with “April 15, 2010”, all references to “April 9, 2010” are hereby deleted and replaced with “April 16, 2010”, and all references to “April 12, 2010” are hereby deleted and replaced with “April 19, 2010”.

3.	In Section 5.28(l)(v) of the Sellers Disclosure Schedule, all references to “April 30, 2010” are hereby deleted and replaced with “May 7, 2010”.

4.	In Section 2.3.1 of the Agreement, the reference to “(i) February 1, 2010” is hereby deleted and replaced with “(i) March 19, 2010” and the reference to “April 30, 2010” is hereby deleted and replaced with “May 7, 2010”.

5.	In Section 10.1(b)(i) of the Agreement, the reference to “April 30, 2010” is hereby deleted and replaced with “May 7, 2010”.

6.	In Section 5.28(m)(ii)(B) of the Sellers Disclosure Schedule, reference to “January 6, 2010” is hereby deleted and replaced with “on or before the date of Amendment No. 3, or such later date as agreed in writing (including by e-mail exchanged between authorized representatives of the Parties)” effective as of November 24, 2009.

7.	In Annex B to Section 5.28 of the Sellers Disclosure Schedule, all references to “January 6, 2010” are hereby deleted and replaced with “on or before the date of Amendment No. 3, or such later date as determined in accordance with Section 5.28(m)(ii)(B) of the Sellers Disclosure Schedule” effective as of November 24, 2009.

8.	Annex E to Section 5.28 of the Sellers Disclosure Schedule is hereby deleted and replaced with Annex E attached hereto as Exhibit 1.

9.	In the RETC, the time frames for the identification of the consolidated and segregated areas that will constitute the demised premises for the applicable sublease or lease pursuant to Section I.A(1) of the article entitled General Provisions and Section III.A.1(ii) of the RETC are hereby extended from “the date which is thirty (30) days after the Auction” and “thirty (30) days prior to the Closing”, respectively, to “on or before the Closing Date,” effective as of November 24, 2009.

10.	In the RETC:

(a)	the time frame for the Parties to identify the consolidated and segregated areas for purposes of the lab consolidation strategy within the Carling Property and the Montreal Premises pursuant to Section I.A(1) of the article entitled General Provisions is hereby extended from “the date which is sixty (60) days after the Auction” to “on or before the Closing Date,” effective as of November 24, 2009;

(b)	the time frame for the settlement of the terms, final demise plans and definitive documentation respecting the applicable Real Estate Agreement pursuant to Section I.A(2) of the article entitled General Provisions is hereby extended from “the date which is sixty (60) days after the Auction” to “on or before the Closing Date,” effective as of November 24, 2009; and

(c)	the time frame for the settlement of all plans for equipment separation and configurations for lab space; identification and settlement of plans respecting the replication of power and network infrastructure and for synchronizing all real estate and IT dependencies respecting the applicable Real Property pursuant to Section I.A(2) of the article entitled General Provisions is hereby extended from “the date which is sixty (60) days after the Auction” to “on or before the Closing Date,” effective as of November 24, 2009.

11.	In the RETC, in respect of the “Properties to be Short Term Licensed” listed in Section IV.A of the RETC, the Main Sellers have advised the Purchaser effective as of December 12, 2009 that the Melbourne, Australia, Beijing, China and Engelwood, Colorado locations (listed under items (1), (3) and (5) on the list) are no longer available for short term license by the Purchaser as the head leases for those locations have been repudiated by the Main Sellers and, as such, the list of locations in Section IV.A of the RETC is deleted and replaced with the following, and in the case of the Hong Kong location the term is extended as set out below:

(1)	#07-01/02 & #06-01/06, United Square, 101 Thomson Road, Singapore (90 days from Closing Date; Rentable Area: 990 sq ft, Gross Rent PSF: $90.15); and

(2)	4-7/F City Plaza Four, 12 Taikoo Wan Road, Hong Kong, China (December 31, 2010; Rentable Area: 2,673 sq ft, Gross Rent PSF: $79.13).

12.	All references to the EFA Development Agreement are removed from the Agreement and, as such:

(a)	The last Recital to the Agreement is hereby deleted and replaced with:

“WHEREAS, in addition, at the Closing, the Purchaser, certain Sellers (or affiliates of the Sellers) and certain EMEA Sellers will enter into the following ancillary agreements (together, the “Ancillary Agreements”) (i) the Local Sale Agreements, (ii) the Real Estate Agreements, (iii) the Intellectual Property License Agreement, (iv) the Transition Services Agreement, (v) the Trademark License Agreement, (vi) the Loaned Employee Agreement; (vii) the Subcontract Agreement, (viii) the Contract Manufacturing Inventory Agreements, (ix) the Carling Property Lease Agreements, (x) the Patent Assignments, (xi) the Trademark Assignments, (xii) the Indenture (unless the Cash Replacement Election has been exercised in full), (xiii) if requested by the

Purchaser in accordance with the terms hereof, the Flextronics Back-to-Back Supply Agreement and (xiv) such other back-to-back supply agreements as are requested by the Purchaser in accordance with the terms hereof, and, subject to the negotiation prior to Closing of each such agreement to the mutual satisfaction of each party thereto, in their sole and absolute discretion, will enter into the Mutual Development Agreement, the Seller Supply Agreement, the LGN/Korea Distribution Agreement, the NETAS Distribution Agreement and the NGS Distribution Agreement (each as defined below).”

(b)	The definition “EFA Development Agreement” in Section 1.1 of the Agreement is hereby deleted.

(c)	Section 5.25(d) is hereby deleted and replaced with “negotiate in good faith with the relevant counterparties with respect to the NGS Distribution Agreement;” effective as of November 24, 2009.

(d)	Section 5.25(f) is hereby deleted and replaced with:

“on or before the Closing and subject to the completion prior to Closing of the negotiation of each such agreement to the mutual satisfaction of each party thereto, enter into the Contract Manufacturing Inventory Agreements, the Mutual Development Agreement, the Seller Supply Agreement, the LGN/Korea Distribution Agreement, the NETAS Distribution Agreement and the NGS Distribution Agreement, each as negotiated and finalized pursuant to this Section 5.25; and”

effective as of November 24, 2009.

13.	All references to the Unaudited September 30, 2008 Financial Statements are removed from the Agreement and, as such:

(a)	The definition of “Unaudited September 30, 2008 Financial Statements” in Section 1.1 of the Agreement is hereby deleted.

(b)	Section 5.26 is hereby deleted and replaced with:

(a)

“Additional Financial Statements. The Sellers shall use commercially reasonable efforts to cause KPMG (as their independent accountants) to complete the audit of the combined carve-out (A) balance sheets for the Business at December 31, 2007 and 2008, (B) related statements of earnings and cash flows of the Business for the fiscal years ended December 31, 2007 and 2008, and (C) balance sheet for the Business at September 30, 2009, and (D) the related statements of earnings and cash flows of the Business for the nine (9) month period ending on September 30, 2009 and (E) the FY09 Audited Financial Statements (any such balance sheets and statements of earnings and cash flows, collectively, the “Audited Financial Statements”) and to deliver to the Purchaser any such Audited Financial Statements as promptly as practicable, and in any event within three (3) Business Days of receipt of such Audited Financial Statements. The Sellers shall provide the Purchaser and its representatives with such cooperation and financial or other information as they may reasonably request, including without limitation any such information required in connection with the Purchaser’s compliance with its obligations under Section 8.1(a) hereof, in order for the Purchaser to comply with its obligations as established by the SEC under the Securities Act and the Exchange Act.”

(b)	“FY09 Financial Statements Escrow Amount. Upon delivery of the FY09 Audited Financial Statements (including an unqualified audit report by KMPG thereon) by the Sellers to the Purchaser, the Purchaser and the Main Sellers shall deliver to the Escrow Agent joint written instructions to release to the Distribution Agent, on behalf of the Sellers and the EMEA Sellers, the FY09 Financial Statements Escrow Amount.”

(c)	The first paragraph of Section 8.1(a) is hereby deleted and replaced with:

“In the event that, at issuance, the Convertible Notes and all Shares issuable upon conversion thereof (the “Registrable Securities”) are not freely transferable by the Distribution Agent without restrictions under the Securities Act, provided that the Sellers have complied with their obligations to deliver the information, including the FY09 Audited Financial Statements and the other Audited Financial Statements, as may be required by and within the time periods specified in Section 5.26, on or prior to the later of (x) the 30th calendar day following the Closing and (y) sixty (60) days following the receipt of such information and financial statements from the Sellers as are required by the rules and regulations promulgated under the Securities Act in connection with the filing and effectiveness of the Shelf Registration Statement referred to below, the Purchaser shall prepare and file an automatic shelf registration statement on Form S-3 (or other applicable form) (together with any amendments or supplements thereto, the “Initial Shelf Registration Statement”), to permit the immediate resale of the Registrable Securities under the Securities Act by the Sellers and shall use its commercially reasonable efforts to cause the Initial Shelf Registration Statement or any shelf registration statement filed to replace the Initial Registration Statement to permit the resale of the Registrable Securities should the Initial Shelf Registration Statement no longer be effective (together with any amendments or supplements thereto, and collectively with the Initial Shelf Registration Statement, the “Shelf Registration Statement”) to remain continuously effective until the later of (i) one year after the Closing and (ii) when the sale by the Sellers of the Registrable Securities are no longer subject to the volume limitations set forth in Rule 144(e) under the Securities Act (such period, the “Effective Period”); provided that the Purchaser may by written notice to the Distribution Agent immediately suspend the use of the Shelf Registration Statement for:”

(d)	Section 9.3(b) is hereby deleted and replaced with:

“No breach of Covenants. The material covenants, obligations and agreements contained in this Agreement to be complied with by the Sellers on or before the Closing shall not have been breached in any material respect, provided that a failure by the Sellers (i) to achieve First Day Ready (as defined in Section 5.28 of the Sellers Disclosure Schedule) on or before May 7, 2010; or (ii) to deliver the FY09 Audited Financial Statements prior to the Closing Date in accordance with Section 5.26, shall not fall within the scope of this condition.”

(e)	Section 9.3(d) is hereby deleted and replaced with:

“Financial Statements. The Sellers shall have delivered to the Purchaser at least five (5) days prior to the Closing Date, the Audited Financial Statements as required by and pursuant to Section 5.26 hereof and the Audited Financial Statements so delivered shall be consistent in all material respects with the Financial Statements for such periods that are included in the Financial Statements (other than to the extent such differences arise from the differences between the carve-out accounting guidelines promulgated by the SEC and the principles used to allocate corporate overhead used by the Sellers in preparing the Financial Statements); provided, however, in the event that the Closing occurs on or before March 31, 2010, the condition set forth in this Section 9.3(d) shall be deemed satisfied if the Sellers shall have delivered on or before the date that is at least five (5) days prior to the Closing Date all of the Audited Financial Statements other than the FY09 Audited Financial Statements and the condition to Closing set forth in this Section 9.3(d) is otherwise satisfied with respect to such Audited Financial Statements.”

14.	In Section 1.1 of the Agreement:

(a)	The definition of “Audited Financial Statements” is hereby deleted and replaced with:

““Audited Financial Statements” has the meaning set forth in Section 5.26(a).”

(b)	The definition of “Confidentiality Agreement” is hereby deleted and replaced with:

““Confidentiality Agreement” means collectively, the confidentiality agreement between the Purchaser, NNC and its subsidiaries and the Joint Administrators dated March 27, 2009, the clean team confidentiality agreement between the Purchaser and its subsidiaries and NNL and its subsidiaries, dated April 15, 2009, the second clean team confidentiality agreement between the Purchaser and its subsidiaries and NNL and its subsidiaries, dated May 8, 2009, the third clean team confidentiality agreement between the Purchaser and its subsidiaries and NNL and its subsidiaries, dated June 19, 2009, and the fourth clean team confidentiality agreement between the Purchaser and its subsidiaries and NNL and its subsidiaries, dated December 18, 2009, as amended on January 26, 2010.”

(c)	The definition of “Escrow Amount” is hereby deleted and replaced with:

““Escrow Amount” means the portion of the Cash Purchase Price to be paid to the Escrow Agent on the Closing Date in accordance with Section 2.3.2(b) and, subject to adjustment in accordance with Section 2.1.7(b) of the Sellers Disclosure Schedule, such amount will consist of (i) the Working Capital Escrow Amount, (ii) the Carling Property Escrow Amount, (iii) the Tax Escrow Amount, (iv) the EMEA Tax Escrow Amount, (v) the Italian Tax Escrow Amount, and (vi) the FY09 Financial Statements Escrow Amount.”

(d)	The following definition of “FY09 Audited Financial Statements” is hereby added in alpha-order:

““FY09 Audited Financial Statements” means a balance sheet for the Business at December 31, 2009 and related statements of earnings and cash flows of the Business for the fiscal year ended December 31, 2009.”

(e)	The following definition of “FY09 Financial Statements Escrow Amount” is hereby added in alpha-order:

““FY09 Financial Statements Escrow Amount” means the amount required to be paid by the Sellers to KPMG (as their independent accountants) to complete the FY09 Audited Financial

Statements, which such amount shall: (i) secure the delivery of the FY09 Audited Financial Statements; and (ii) be agreed upon by the Sellers and KPMG and communicated in writing by the Sellers and KPMG to the Purchaser five (5) days prior to the Closing Date.”

15.	Section 2.2.5(a) is hereby deleted and replaced with:

“At the Closing, each of the Main Sellers, the EMEA Sellers or an authorized representative of the EMEA Sellers and the Purchaser shall enter into the Escrow Agreement with the Escrow Agent in respect of the Working Capital Escrow Amount, the Transition Services Escrow Amount, the Carling Property Escrow Amount, the Tax Escrow Amount, the EMEA Tax Escrow Amount, the Italian Tax Escrow Amount, the FY09 Financial Statements Escrow Amount and the matters set forth on Section 2.1.7(b) of the Sellers Disclosure Schedule.”

16.	Section 2.2.5(b) is hereby deleted and replaced with:

“Each of the Main Sellers, the EMEA Sellers or an authorized representative of the EMEA Sellers and the Purchaser hereby undertake to promptly execute and deliver to the Escrow Agent, in accordance with the Escrow Agreement, instructions to pay to the Sellers or the Purchaser, as applicable, funds from the escrow account established pursuant to the Escrow Agreement any time that such Person becomes entitled to such payment from the escrow account pursuant to the terms of the Escrow Agreement and (i) Section 2.2.4.2 in respect of the Working Capital Escrow Amount, (ii) the terms of the Transition Services Agreement in respect of the Transition Services Escrow Amount, (iii) the terms of the Carling Property Lease Agreements in respect of the Carling Property Escrow Amount, (iv) Section 6.7 in respect of the Tax Escrow Amount, (v) Section 6.8 in respect of the EMEA Tax Escrow Amount, (vi) Section 6.9 in respect of the Italian Tax Escrow Amount, (vii) Section 5.26(b) in respect of the FY09 Financial Statements Escrow Amount, and (viii) the terms of Section 2.1.7(b) of the Sellers Disclosure Schedule.”

17.	In the definition of “Distribution Agent” in Section 1.l of the Agreement, reference to “January 25, 2010” is hereby deleted and replaced with “the date that is five (5) Business Days prior to the Closing Date”.

18.	In Section 2.1.5(a) of the Agreement, reference to “Any time prior to January 15, 2010” is hereby deleted and replaced with “Any time prior to the date of Amendment No. 3 or such later date as agreed in writing (including by e-mail exchanged between authorized representatives of the Parties)” effective as of November 24, 2009.

19.	In Section 2.1.6(a) of the Agreement, references to “On or before December 31, 2009” and “On or before January 15, 2010” are hereby deleted and replaced with “On or before the date of Amendment No. 3 or such later date as agreed in writing (including by e-mail exchanged between authorized representatives of the Parties)” effective as of November 24, 2009.

20.	In Section 2.1.6(b) of the Agreement, references to “On or before December 31, 2009” and “On or before January 15, 2010” are hereby deleted and replaced with “On or before the date of Amendment No. 3 or such later date as agreed in writing (including by e-mail exchanged between authorized representatives of the Parties)” effective as of November 24, 2009.

21.	In Section 2.1.6(g) of the Agreement, reference to “January 25, 2010” is hereby deleted and replaced with “the date that is five (5) Business Days prior to the Closing Date”.

22.	In Section 5.15(d) of the Agreement, reference to “by January 25, 2010 or such later date as the Parties may mutually agree” is hereby deleted and replaced with “on or before the date that is five (5) Business Days prior to the Closing Date” effective as of November 24, 2009.

23.	In Section 5.32 of the Agreement, all references to “Excluded Seller” are hereby deleted and replaced with “Excluded Other Seller” and reference to “Excluded Sellers” is hereby deleted and replaced with “Excluded Other Sellers”.

24.	Section 6.5(b) of the Agreement is hereby amended and restated in its entirety as follows:

“At any time within the ten (10) years immediately following the Closing, the Sellers may cause copies of Restricted Technical Records to be placed into escrow with the Records Custodian, who shall hold such Restricted Technical Records for a term ending no later than ten (10) years after the Closing Date in accordance with an escrow agreement between the Purchaser, the Sellers and the Records Custodian, in form satisfactory to the Purchaser and the Main Sellers. The escrow agreement will provide for access to the copies of the Restricted Technical Records only by the relevant Canadian Tax Authority or by Tax advisors of any purchaser (“Tax Credit Purchaser”) relating to the scientific research and experimental development tax credits of the Sellers under the Income Tax Act (Canada), and only if such advisors have executed an appropriate confidentiality agreement in form satisfactory to the Purchaser. The access permitted by the escrow agreement shall be only for the limited purpose of defending any audit, claim or action by any Canadian Tax Authority in respect of the characterization of expenditures by NNL or Nortel Networks Technology Corporation (“NNTC”) as qualified expenditures on scientific research and experimental development for purposes of the applicable provisions of the Income Tax Act (Canada) (“Qualified Expenditures”).”

25.	Section 7.4(f) of the Agreement is hereby amended and restated in its entirety as follows:

“During the Non-Solicitation Period, the Purchaser and the Designated Purchasers shall not, without the Sellers’ advance written consent, either directly or indirectly solicit for employment any of the employees of the Sellers who are not Employees, unless the employment of such employee is involuntarily terminated by the Sellers prior to such action by the Purchaser or the Designated Purchasers; provided, however, that nothing in this Section 7.4(f) shall prevent the Purchaser or the Designated Purchasers from (A) conducting generalized employment searches, including placing bona fide public advertisements, that are not specifically targeted at such employees or former employees of the Sellers, or (B) hiring such employees or former employees identified through such generalized employment searches; provided, further, that, with respect to any Employees (i) who have rejected their Offer or objected to their transfer of employment to the Purchaser or Designated Purchasers pursuant to this Agreement, or (ii) any Employees to whom the Purchaser or any Designated Purchaser have not made an Offer, who becomes employed with the Purchaser or a Designated Purchaser (other than by operation of Law) during the ninety-day period following the Closing Date, the Purchaser and the Designated Purchasers shall be required to reimburse the Sellers, if applicable, for any pay in lieu of notice (including WARN Act notice) and/or severance payments to the extent paid by the Sellers to such Employee.”.

26.	In Section 11.17 of the Agreement, reference to “as promptly as practicable but in no event later than the day that is sixty (60) days after the date hereof” is hereby deleted and replaced with “on or before the Closing Date” effective as of November 24, 2009.

27.	In Section 7(c)(i) of Schedule D to the Transition Services Agreement, the reference to “June 30, 2010” is hereby deleted and replaced with “July 31, 2010”.

28.	Neither Party shall have any liability to the extent arising in connection with, as a result of, or arising out of the failure of the Parties (or any Party) prior to the execution of this Amendment No. 3 to meet any milestone or deadline that is revised pursuant to this Amendment No. 3 and if any liability has accrued to a Party (the “First Party”), each other Party hereby irrevocably waives any recourse and rights that would have otherwise been available to it against the First Party. For the avoidance of doubt, this Section 28 shall not waive any liability or recourse of the Parties (or any Party) for any failure to meet any milestone or deadline as revised by this Amendment No. 3 (including any failure resulting from any action or failure to act prior to the date hereof).

29.

This Amendment No. 3 shall not constitute a modification of any provision, term or condition of the Agreement or any other Transaction Document except solely to the extent and solely for the purposes described herein. Except to the extent that provisions of the Agreement are hereby expressly modified as set forth herein, the Agreement and the other Transaction Documents shall remain unchanged and in full force and effect. By execution of this Amendment No. 3 as set forth on the signature pages hereto, the EMEA Sellers, the Joint Administrators and the Joint Israeli Administrators acknowledge and agree to any revision, amendment or alteration of any Third Party Provision as set forth herein.

30.	The recitals to this Amendment No. 3 form an integral part hereof.

31.	This Amendment No. 3 may be executed in multiple counterparts (including by facsimile or other electronic means), each of which shall constitute one and the same document.

32.	This Amendment No. 3 shall be binding upon the parties hereto and their respective successors and assigns.

33.	Any term or provision of this Amendment No. 3 that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

34.	This Amendment No. 3 shall be governed by and construed in all respects by the Laws of the State of New York without regard to the rules of conflict of laws of the State of New York or any other jurisdiction. Any Action arising out of or relating to this Amendment No. 3 shall be resolved in accordance with Section 11.6 of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have signed, or caused this Amendment No. 3 to be signed by their respective officers thereunto duly authorized, as of the date first written above.

NORTEL NETWORKS CORPORATION,
on its own behalf and on behalf of the Other Sellers listed in Section 11.15(a)(i) of the Sellers Disclosure Schedule

By:	/s/ Anna Ventresca
Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

NORTEL NETWORKS LIMITED,
on its own behalf and on behalf of the Other Sellers listed in Section 11.15(a)(ii) of the Sellers Disclosure Schedule

By:	/s/ Anna Ventresca
Name:	Anna Ventresca
Title:	General Counsel – Corporate and Corporate Secretary

By:	/s/ John Doolittle
Name:	John Doolittle
Title:	Senior Vice-President, Finance and Corporate Services

NORTEL NETWORKS INC.,
on its own behalf and on behalf of the Other Sellers listed in Section 11.15(a)(iii) of the Sellers Disclosure Schedule

By:	/s/ Anna Ventresca
Name:	Anna Ventresca
Title:	Chief Legal Officer

Signature Page to Amendment No. 3

CIENA CORPORATION

By:	/s/ David M. Rothenstein
Name:	David M. Rothenstein
Title:	Senior Vice President, General Counsel and Secretary

Signature Page to Amendment No. 3

Acknowledged and Agreed:

SIGNED for and on behalf of Nortel Networks UK Limited (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	)	/s/ Christopher Hill Christopher Hill
)
) )

SIGNED for and on behalf of Nortel GmbH (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	)	/s/ Christopher Hill Christopher Hill
)
) )

SIGNED for and on behalf of Nortel Networks SpA (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	)	/s/ Christopher Hill Christopher Hill
)
) )

SIGNED for and on behalf of Nortel Networks Hispania S.A. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	)	/s/ Christopher Hill Christopher Hill
)
) )

SIGNED for and on behalf of Nortel Networks B.V. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	)	/s/ Christopher Hill Christopher Hill
)
) )

Signature Page to Amendment No. 3

SIGNED for and on behalf of Nortel Networks AB (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks N.V. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks (Austria) GmbH (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks Polska Sp. z.o.o. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	) ) ) )	/s/ Christopher Hill Christopher Hill

SIGNED for and on behalf of Nortel Networks Portugal S.A. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	)	/s/ Christopher Hill Christopher Hill
)
) )

Signature Page to Amendment No. 3

SIGNED for and on behalf of Nortel Networks s.r.o. (in administration) by Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Brenda Dandridge; Dorney House, Maidenhead Office Park, Maidenhead SL6 3PH	) ) ) )	/s/ Christopher Hill Christopher Hill

Signature Page to Amendment No. 3

SIGNED for and on behalf of Nortel Networks France S.A.S. (in administration) by Kerry Trigg acting as authorised representative for Christopher Hill as Joint Administrator (acting as agent and without personal liability) in the presence of: Sharon Perlmutter, Ernst & Young LLP, 1 More London Place, London SE1 2AF	)	/s/ Kerry Trigg Kerry Trigg
)
) ) )

SIGNED outside of the Republic of Ireland for and on behalf of Nortel Networks (Ireland) Limited (in administration) by Alan Bloom as Joint Administrator (acting as agent and without personal liability) in the presence of: Wilma Graham, Ernst & Young LLP, 1 More London Place, London SE1 2AF	)	/s/ Alan Bloom Alan Bloom Location: London
)
) )

SIGNED by John Freebairn duly authorised for and on behalf of Nortel Networks (Northern Ireland) Limited in the presence of: Bernice A. Percy	) ) )	/s/ John Freebairn John Freebairn

SIGNED by Maria Stanko duly authorised for and on behalf of o.o.o. Nortel Networks in the presence of: R.J. Banbury, Novinski, BLVR 1215, Moscow	) ) )	/s/ Maria Stanko Maria Stanko

SIGNED by Sharon Rolston duly authorised for and on behalf of Nortel Networks AG in the presence of: B. Scherwath, c/o Nortel Networks UK Ltd., Westacott Way, Maidenhead SL6 3QH	) ) )	/s/ Sharon Rolston Sharon Rolston

Signature Page to Amendment No. 3

SIGNED for and on behalf of Nortel Networks Israel (Sales and Marketing) Limited (in administration) by Yaron Har-Zvi and Avi D. Pelossof as Joint Israeli Administrators (acting jointly and without personal liability) in connection with the Israeli Assets and Liabilities:	) )	/s/ Yaron Har-Zvi Yaron Har-Zvi /s/ Avi D. Pelossof Avi D. Pelossof
)
) ) ) ) )

SIGNED by Yaron Har-Zvi

in his own capacity and on behalf of the Joint Israeli Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Israeli Administrators:

	) ) )	/s/ Yaron Har-Zvi Yaron Har-Zvi

SIGNED by Avi D. Pelossof

in his own capacity and on behalf of the Joint Israeli Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Israeli Administrators:

	) ) )	/s/ Avi D. Pelossof Avi D. Pelossof

SIGNED by Alan Bloom

in his own capacity and on behalf of the Joint Administrators without personal liability and solely for the benefit of the provisions of this Agreement expressed to be conferred on or given to the Joint Administrators: Wilma Graham, Ernst & Young LLP, 1 More London Place, London SE1 2AF

	) ) )	/s/ Alan Bloom Alan Bloom

Signature Page to Amendment No. 3